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     Stock Purchase and Subscription Agreement by and between the Registrant and Fountain Holdings, LLC dated July 11, 1997
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                    STOCK PURCHASE AND SUBSCRIPTION AGREEMENT


                                     BETWEEN


                            FOUNTAIN HOLDINGS, L.L.C.


                                       AND


                         FOUNTAIN PHARMACEUTICALS, INC.


                                  July 11, 1997

                    STOCK PURCHASE AND SUBSCRIPTION AGREEMENT


      Agreement entered into on July 11, 1997, by and between Fountain Holdings, L.L.C., a Wyoming limited liability company (the "Buyer"), and Fountain Pharmaceuticals, Inc., a Delaware corporation (the "Company"). The Buyer and the Company are referred to collectively herein as the "Parties."

      This Agreement contemplates a transaction in which the Buyer will purchase from the Company, and the Company will sell to the Buyer, all of the authorized shares of Preferred Stock of the Company in return for cash.

      NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

      1.    Definitions.

      "Accredited Investor" has the meaning set forth in Rule 501 of Regulation D promulgated under the Securities Act.

      "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

      "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

      "Basis" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could form the basis for any specified consequence.

      "Buyer" has the meaning set forth in the preface above.

      "Closing" has the meaning set forth in Section 2(c) below.

      "Closing Date" has the meaning set forth in Section 2(c) below.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Confidential Information" means any information concerning the businesses and affairs of the Company that is not already generally available to the public, including the Intellectual Property, proprietary information and trade secrets.

      "Disclosure Schedule" has the meaning set forth in Section 4 below.

      "Employee Benefit Plan" means any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multi-employer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit plan or program.

      "Employee Pension Benefit Plan" has the meaning set forth in ERISA ss.3(2).

      "Employee Welfare Benefit Plan" has the meaning set forth in ERISA ss.3(1).

      "Environmental, Health, and Safety Laws" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "Extremely Hazardous Substance" has the meaning set forth in ss.302 of the Emergency Planning and Community Right-to-Know Act of 1986, as amended.

      "Fiduciary" has the meaning set forth in ERISA ss.3(21).

      "Financial Statements" has the meaning set forth in Section 4(g) below.

      "GAAP" means United States generally accepted accounting principles as in effect from time to time.

      "Indemnified Party" has the meaning set forth in Section 8(d) below.

      "Indemnifying Party" has the meaning set forth in Section 8(d) below.

      "Intellectual Property" means (a) all inventions, technology and creations (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments of all of the above (in whatever form or medium).

      "Knowledge" means actual knowledge after reasonable investigation.

      "Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

      "Most Recent Balance Sheet" means the balance sheet contained within the Most Recent Financial Statements.

      "Most Recent Financial Statements" has the meaning set forth in Section 4(g) below.

      "Most Recent Fiscal Month End" has the meaning set forth in Section 4(g) below.

      "Most Recent Fiscal Year End" has the meaning set forth in Section 4(g) below.

      "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice.

      "Party" has the meaning set forth in the preface above.

      "PBGC" means the Pension Benefit Guaranty Corporation.

      "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

      "Prohibited Transaction" has the meaning set forth in ERISA ss.406 and Code ss.4975.

      "Purchase Price" has the meaning set forth in Section 2(b) below.

      "Reportable Event" has the meaning set forth in ERISA ss.4043.

      "Securities Act" or "Act" means the Securities Act of 1933, as amended.

      "Securities Exchange Act" or "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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

      "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable [or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings], (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

      "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

      "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code ss.59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

      "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

      "Third Party Claim" has the meaning set forth in Section 8(d) below.

      2.    PURCHASE AND SALE OF SHARES OF COMPANY PREFERRED STOCK.

            (a) BASIC TRANSACTION. On and subject to the terms and conditions of this Agreement, the Buyer agrees to and hereby does purchase from the Company and the Company agrees to and hereby does sell to the Buyer, all of the 2,000,000 authorized shares of preferred stock of the Company, to be designated "Series A Preferred Stock" (the "Shares") and having the characteristics set forth in the Certificate of Designation attached hereto as Exhibit 2(a) and incorporated by reference herein (the "Certificate of Designation") for the consideration specified below in this Section 2.

            (b) PURCHASE PRICE. The Buyer agrees to pay to the Company at the Closing $2,500,000 (the "Purchase Price") by delivery of cash payable by wire transfer or delivery of other immediately available funds.

            (c) THE CLOSING. The issuance of the Shares and the consummation of the other transactions contemplated by this Agreement (the "Closing") shall take place simultaneously with the execution hereof at the offices of the Company in Largo, Florida, or such other date as the Buyer and the Company may mutually determine (the "Closing Date").

      3. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to the Company that the statements contained in this Section 3 are correct and complete as of the date of this Agreement except as set forth in
Schedule 3 attached hereto.

            (i) ORGANIZATION OF THE BUYER. The Buyer is a limited liability company duly organized and validly existing under the laws of the State of Wyoming.

            (ii) AUTHORIZATION OF TRANSACTION. The Buyer acting by and through the undersigned signatory has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions. The Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement, except applicable filings with the Securities and Exchange Commission to report the acquisition of the Shares.

            (iii) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or bylaws or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject.

            (iv) BROKERS' FEES. The Buyer has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any Seller could become liable or obligated.

            (v) INVESTMENT. The Buyer represents and warrants that it is purchasing the Shares for its own account, for investment purposes and not with a view to the distribution thereof. The Buyer agrees that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Shares (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any of such securities), except in compliance with the Act, the rules and regulations thereunder and any applicable state securities laws.

            The Buyer recognizes that investing in the Shares or the shares of Common Stock or Class B Common Stock issuable upon conversion of the Shares involves a high degree of risk, and that it is in a financial position to hold such securities indefinitely and is able to bear the economic risk and withstand a complete loss of its investment in such shares. The Buyer is a sophisticated investor and is capable of evaluating the merits and risks of investing in the Company. The Buyer has reviewed the Company's SEC Reports. The Buyer has had an opportunity to discuss the


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

      Company's business, management and financial affairs with the Company's management. Buyer has had the opportunity to ask questions of, and receive answers from the management of the Company concerning the agreements and transactions contemplated hereby, and to obtain additional information as the Buyer may have requested and which was provided to Buyer in making its investment decision. Buyer is an "accredited investor," as defined by Regulation D promulgated under the Act. Buyer understands that the Shares have not been, and will not be registered under the Securities Act by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Act; and that such securities must be held by the Buyer indefinitely unless a subsequent disposition thereof is registered under the Act or is exempt from registration.

            Buyer has conducted a diligence review and is not, based on the review of the information provided by the Company, aware of any document that would require further qualification to the Company's representations or warranties in Section 4. However, notwithstanding anything to the contrary in this Agreement, no investigation by the Buyer shall affect the representations and warranties of the Company under this Agreement or contained in any document, certificate or other writing furnished or to be furnished to Buyer in connection with the transactions contemplated hereby.

      4.    REPRESENTATIONS   AND   WARRANTIES  OF  THE  COMPANY.   The  Company
represents  and  warrants  to the Buyer that the  statements  contained  in this
Section 4 are correct and complete as of the date of this Agreement, except as set forth in the disclosure schedule delivered by the Company to the Buyer on the date hereof and initialed by the Parties to be attached hereto as Schedule 4 (the "Disclosure Schedule"). Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the Disclosure Schedule identifies the exception with particularity and describes the relevant facts in detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 4.

            (a) ORGANIZATION, QUALIFICATION, AND CORPORATE POWER. The Company is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, the jurisdiction of its incorporation. The Company is also duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required (except for jurisdictions where such failure to so qualify or to be in good standing would not have a material adverse affect on the Company). The Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and in which it presently proposes to engage and to own and use the properties owned and used by it. Section 4(a) of the Disclosure Schedule lists the directors and officers of the Company as of immediately prior to the Closing. The Company has delivered to the Buyer correct and complete copies of the charter and bylaws of the Company (as amended to date). The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of each of the Company are correct and complete in all material respects. The Company is not in default under or in violation of any provision of its charter or bylaws.

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

            (b) CAPITALIZATION. The entire authorized capital stock of the Company consists of 50,000,000 Common Shares of which 47,516,049 are issued and outstanding; 5,000,000 Class B Common Shares of which 90,100 are issued and outstanding; and 2,000,000 Preferred Shares, all of which will be issued in these transactions. The only warrants, options, or other rights to subscribe for shares of any security of the Company, and the holder of such rights and the denominations thereof are set forth in Section 4(b) of the Disclosure Schedule. All of the issued and outstanding shares of the Company have been duly authorized, are validly issued, fully paid, and nonassessable. Except as set forth in Section 4(b) of the Disclosure Schedule, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Company to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Company. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the Company.

            (c) NONCONTRAVENTION. Except as set forth in Section 4(c) of the Disclosure Schedule, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject or any provision of the charter or bylaws of any of the Company or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). Except as expressly set forth in this Agreement, the Company does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

            (d) BROKERS' FEES. The Company does not have any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

            (e) TITLE TO ASSETS. The Company has good and marketable title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises, or shown on the Most Recent Balance Sheet or acquired after the date thereof, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since the date of the Most Recent Balance Sheet.

            (f)   SUBSIDIARIES.   The  Company  has  no  subsidiaries,  nor  any
interest in any other corporation.






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

            (g) FINANCIAL STATEMENTS. Attached hereto as Exhibit 4(g) are the following financial statements (collectively the "Financial Statements"): (i) audited balance sheets and statements of income, changes in stockholders' equity, and cash flow as of and for the fiscal years ended September 30, 1992, 1993, 1995, and 1996 (the "Most Recent Fiscal Year End") for the Company; and
(ii) unaudited balance sheets and statements of income, changes in stockholders' equity, and cash flow (the "Most Recent Financial Statements") as of and for the eight months ended May 31, 1997 (the "Most Recent Fiscal Month End") for the Company. The Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of the Company as of such dates and the results of operations of the Company for such periods, are correct and complete in all material respects, and are consistent with the books and records of the Company (which books and records are correct and complete). The Financial Statements for the Most Recent Fiscal Year End are those included in the Company's most recent annual report or Form 10-KSB as filed with the Securities and Exchange Commission (the "Commission") and the same are accurate and complete in all material respects and not subject to any adjustment or restatement.

            (h) EVENTS SUBSEQUENT TO MOST RECENT FISCAL YEAR END. Since the Most Recent Fiscal Year End, there has not been any adverse change in the business, financial condition, operations, results of operations, or future prospects of the Company. Except as set forth in Section 4(h) of the Disclosure Schedule, without limiting the generality of the foregoing, since that date:

                        (i) the Company has not sold, leased, transferred, or assigned any of its assets, tangible or intangible, other than for a fair consideration in the Ordinary Course of Business;

                        (ii) the Company has not entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) either involving more than $25,000 or outside the Ordinary Course of Business;

                        (iii) no person (including the Company) has accelerated, terminated, modified, or canceled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) involving more than $25,000 to which the Company is a party or by which it is bound;

                        (iv) the Company has not imposed any Security Interest upon any of its assets, tangible or intangible;

                        (v) the Company has not made any capital expenditure (or series of related capital expenditures) either involving more than $25,000 or outside the Ordinary Course of Business;

                        (vi) the Company has not issued any note, bond, or other
      debt  security  or  created,   incurred,   assumed,   or  guaranteed   any
      indebtedness for borrowed money or capitalized lease obligation;




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

                        (vii) the Company has not delayed or postponed the payment of accounts payable and other Liabilities outside the Ordinary Course of Business;

                        (viii) the Company has not granted any license or sublicense of any rights under or with respect to any Intellectual Property;

                        (ix) there has been no change made or authorized in the charter or bylaws of the Company;

                        (x) the Company has not issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;

                        (xi) the Company has not declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock;

                        (xii) the Company has not experienced any damage, destruction, or loss (whether or not covered by insurance) to its property;

                        (xiii) the Company has not made any loan to, or entered into any other transaction with, any of its directors, officers, and employees, whether outside the Ordinary Course of Business or otherwise;

                        (xiv) the Company has not granted any increase in the base compensation of any of its directors, officers, and employees;

                        (xv) the Company has not made any other change in employment terms for any of its directors, officers, and employees outside the Ordinary Course of Business; and

                        (xvi) there has not been any other occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business involving the Company.

                  (i) UNDISCLOSED LIABILITIES, PAYABLES. The Company does not have any liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any liability), except for (i) liabilities set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto), (ii) liabilities which have arisen after the Most Recent Fiscal Month End in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law) and (iii) as disclosed in the Company's Forms 10-KSB and Forms 10-Q as filed with the Commission. Notwithstanding the foregoing, the Company has furnished a current listing of all accounts payable as of the date no more than 8 days prior to




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Closing which listing is true and correct as of such date. As of the Closing the accounts payable do not exceed $35,000, each of which payable is valid and arose in the ordinary course of business as payment for goods or services rendered of equal value.

                  (j) LEGAL COMPLIANCE. The Company has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply, except to the extent such failure to comply would not have a material adverse impact upon the Company.

                  (k)    TAX MATTERS.

                        (i) The Company has filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all respects. All Taxes owed (whether or not shown on any Tax Return) have been paid. The Company currently is not the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Tax.

                        (ii) The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

                        (iii) No officer or employee responsible for Tax matters of the Company expects any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability either (A) claimed or raised by any authority in writing or (B) as to which the Company and officers and employees responsible for Tax matters of the Company has Knowledge based upon personal contact with any agent of such authority. Section 4(k) of the Disclosure Schedule lists all federal, state, local, and foreign income Tax Returns filed with respect to the Company for taxable periods ended on or after September 30, 1992, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The Company has delivered to the Buyer correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company since September 30, 1992.

                        (iv)  The   Company   has  not  waived  any  statute  of
      limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

                        (v) Section 4(k) of the Disclosure Schedule sets forth the following information with respect to the Company as of the most recent practicable date (as well as on an estimated pro forma basis as of the Closing giving effect to the consummation of the transactions contemplated hereby): (A) the basis of the Company in its assets; and (B) the amount of any net operating loss, net capital loss, unused investment or other credit, unused foreign tax, or excess charitable contribution allocable to the Company.

                  (l)    REAL PROPERTY.

                        (i)    The Company owns no real property.

                        (ii) Section 4(l)(ii) of the Disclosure Schedule lists and describes briefly all real property leased or subleased to the Company. The Company has no subleases. The Company has delivered to the Buyer correct and complete copies of the leases listed in Section 4(l)(ii) of the Disclosure Schedule (as amended to date). With respect to each lease listed in Section 4(l)(ii) of the Disclosure Schedule:

                        (A) the lease is legal, valid, binding, enforceable, and
            in full force and effect;

                        (B) the lease will continue to be legal, valid, binding,
            enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

                        (C) the Company is not and, to the Company's  knowledge,
            no other party to the lease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder;

                        (D) the Company is not and, to the Company's  knowledge,
            no other party to the lease has  repudiated  any  provision thereof;

                        (E)  there  are  no  disputes,   oral   agreements,   or
            forbearance  programs  in effect as to the  lease or  sublease;  and

                        (F) during the Company's tenancy,  all facilities leased
            or subleased thereunder have received all approvals of governmental authorities (including licenses and permits) required in connection with the operation thereof and have been operated and maintained in accordance with applicable laws, rules, and regulations.

                  (m)    INTELLECTUAL PROPERTY.

                        (i) The Company owns or has the unencumbered and exclusive right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property which is or has been used in the operation of the business of the Company and as presently proposed to be conducted, including those items of Intellectual Property described on
      Section 4(m)(i) of the Disclosure Schedule. Each item of Intellectual Property owned or used by the Company immediately prior to the Closing hereunder will be owned or available for use by the Company on identical terms and conditions immediately subsequent to the Closing hereunder. The Company has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses.

                        (ii) Except as set forth in Section 4(m)(ii) of the Disclosure Schedule, the Company has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and none of the directors and officers (and employees with responsibility for Intellectual Property matters) of the Company has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of the Company and the directors and officers (and employees with responsibility for Intellectual Property matters) of the Company, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of the Company.

                        (iii) Section 4(m)(iii) of the Disclosure Schedule identifies each patent or registration which has been issued to the Company with respect to any of its Intellectual Property, identifies each pending patent application or application for registration which the Company has made with respect to any of its Intellectual Property, and identifies each license, agreement, or other permission which the Company has granted to any third party with respect to any of its Intellectual Property or any that it uses (together with any exceptions). The Company has delivered to the Buyer correct and complete copies of all such patents, registrations, applications, licenses, agreements, and permissions (as amended to date) and has made available to the Buyer correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item. Section 4(m)(iii) of the Disclosure Schedule also identifies each trade name or unregistered trademark used by the Company in connection with any of its businesses. With respect to each item of Intellectual Property required to be identified in Section 4(m)(iii) of the Disclosure Schedule:

                        (A) the Company possesses all right, title, and interest
            in and to the item, free and clear of any Security Interest, license, or other restriction;

                        (B)  the  item  is  not   subject  to  any   outstanding
            injunction, judgment, order, decree, ruling, or charge;

                        (C) no action, suit, proceeding, hearing, investigation,
            charge, complaint, claim, or demand is pending or is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

                        (D) except as set forth on Section  4(m)(iii)(D)  of the
            Disclosure Schedule, the Company has not ever agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

                        (iv) Section 4(m)(iv) of the Disclosure Schedule identifies each item of Intellectual Property that any third party owns and that the Company uses pursuant to license, sublicense, agreement, or permission.

                        (v) To the Knowledge of any of the directors and officers (and employees with responsibility for Intellectual Property matters) of the Company the Company's business will not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of business as presently conducted and as presently proposed to be conducted.

                        (vi) None of the directors and officers (and employees with responsibility for Intellectual Property matters) of the Company had any Knowledge of any new products, inventions, procedures, or methods of manufacturing or processing that any competitors or other third parties have developed which reasonably could be expected to supersede or make obsolete any product or process of the Company.

                  (n) TANGIBLE ASSETS. The Company owns or leases all buildings, machinery, equipment, and other tangible assets set forth on Section 4(n) to the Disclosure Schedule. Each such tangible asset has been maintained in accordance with normal industry practice and is in good operating condition and repair (subject to normal wear and tear).

                  (o)  INVENTORY.  The Company owns the  inventory  set forth on
Section 4(o) of the Disclosure Schedule, which is subject only to the reserve for inventory writedown set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto).

                  (p) CONTRACTS. Section 4(p) of the Disclosure Schedule lists the following contracts and other agreements to which the Company is a party:

                        (i) any agreement (or group of related agreements) for the lease of personal property to or from any Person providing for lease payments in excess of $12,000 per annum;

                        (ii) any agreement (or group of related agreements) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year, result in a material loss to the Company, or involve consideration in excess of $25,000;

                        (iii) any agreement concerning a partnership or joint venture;

                        (iv) any  agreement  (or  group of  related  agreements)
      under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

                        (v)  any   agreement   concerning   confidentiality   or
      noncompetition;

                        (vi) any agreement with any Affiliates of the Company;

                        (vii) any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other plan or arrangement for the benefit of its current or former directors, officers, and employees;

                        (viii) any collective bargaining agreement;

                        (ix) any agreement for the employment of any individual on a full-time, part-time, consulting, or other basis providing annual compensation in excess of $60,000 or providing severance benefits;

                        (x) any agreement under which it has advanced or loaned any amount to any of its directors, officers, and employees outside the Ordinary Course of Business; or

                        (xi) any agreement under which the consequences of a default or termination could have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of the Company.

The Company has delivered to the Buyer a correct and complete copy of each written agreement listed in Section 4(p) of the Disclosure Schedule (as amended to date) and a written summary setting forth the terms and conditions of each oral agreement referred to in Section 4(p) of the Disclosure Schedule. With respect to each such agreement: (A) the agreement is legal, valid, binding, enforceable, and in full force and effect; (B) the agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) neither the Company nor to its knowledge any other party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) no party has repudiated any provision of the agreement.

                  (q) NOTES AND ACCOUNTS RECEIVABLE. All notes and accounts receivable of the Company are reflected properly on their books and records, are valid receivables subject to no setoffs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date.

                  (r) POWERS OF ATTORNEY. There are no outstanding powers of attorney executed on behalf of the Company.

                  (s) INSURANCE. Section 4(s) of the Disclosure Schedule sets forth the following information with respect to each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which the Company has been a party, a named insured, or otherwise the beneficiary of coverage at any time since September 30, 1994:

                        (i) the name, address, and telephone number of the agent;

                        (ii)  the  name  of  the   insurer,   the  name  of  the
      policyholder, and the name of each covered insured;

                        (iii)  the policy number and the period of coverage;

                        (iv) the scope (including an indication of whether the coverage was on a claims made, occurrence, or other basis) and amount
      (including a description of how deductibles and ceilings are calculated and operate) of coverage; and

                        (v)   a   description   of   any   retroactive   premium
      adjustments or other loss-sharing arrangements.

                  (t) LITIGATION. Section 4(t) of the Disclosure Schedule sets forth each instance in which the Company or any of its Affiliates (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or
(ii) is a  party  or is  threatened  to be made a  party  to any  action,  suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. None of the actions, suits, proceedings, hearings, and investigations set forth in Section 4(t) of the Disclosure Schedule could result in any adverse change in the business, financial condition, operations, results of operations, or future prospects of the Company.

                  (u) PRODUCT WARRANTY. Each product manufactured, sold, leased, or delivered by the Company has been in conformity with all applicable contractual commitments and all express and implied warranties, and the Company has no Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against the Company giving rise to any Liability) for replacement thereof or other damages in connection therewith, subject only to the reserve for product warranty claims set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto).

                  (v) PRODUCT LIABILITY. The Company has no Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against the Company giving rise to any Liability) arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product manufactured, sold, leased, or delivered by the Company.

                  (w) EMPLOYEES. To the Knowledge of any of the Company and its directors and officers (and employees with responsibility for employment matters), no executive, key employee, or group of employees has any plans to terminate employment with the Company. The Company is not a party to or bound by any collective bargaining agreement, nor experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes.

                  (x)    EMPLOYEE BENEFITS.

                        (i) Section 4(x) of the  Disclosure  Schedule lists each
            Employee Benefit Plan of the Company.

                        (A) Each such  Employee  Benefit  Plan (and each related
            trust, insurance contract, or fund) complies in form and in operation in all material respects with the applicable requirements of ERISA, the Code, and other applicable laws.

                        (B) All  required  reports and  descriptions  (including
            Form 5500 Annual Reports, Summary Annual Reports, PBGC-1's, and Summary Plan Descriptions) have been filed or distributed appropriately with respect to each such Employee Benefit Plan.

                        (C) All contributions (including all employer contributions and employee salary reduction contributions) which are due have been paid to each such Employee Benefit Plan which is an Employee Pension Benefit Plan and all contributions for any period ending on or before the Closing Date which are not yet due have been paid to each such Employee Pension Benefit Plan or accrued in accordance with the past custom and practice.

                        (D) Each such Employee Benefit Plan which is an Employee
            Pension Benefit Plan meets the requirements of a "qualified plan" under Code ss.401(a) and has received, within the last two years, a favorable determination letter from the Internal Revenue Service.

                        (E) The market value of assets under each such  Employee
            Benefit Plan which is an Employee Pension Benefit Plan (other than any Multi-employer Plan) equals or exceeds the present value of all vested and nonvested Liabilities thereunder determined in accordance with PBGC methods, factors, and assumptions applicable to an
            Employee Pension Benefit Plan terminating on the date for determination.

            (y) GUARANTIES. The Company is not a guarantor or otherwise liable for any Liability or obligation (including indebtedness) of any other Person.

            (z)   ENVIRONMENT, HEALTH, AND SAFETY.

                  (i) The Company has complied with all Environmental, Health, and Safety Laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

                  (ii) The Company has no liability for damage to any site, location, or body of water (surface or subsurface), for any illness of or personal injury to any employee or other individual, or for any reason under any Environmental, Health, and Safety Law.

                  (iii) All properties and equipment used in the business of the Company and its Affiliates have been free of asbestos, PCB's, methylene chloride, trichloroethylene, 1,2-trans-dichloroethylene, dioxins, dibenzofurans, and Extremely Hazardous Substances.

            (aa) DISCLOSURE. The representations and warranties contained in this ss.4 do not contain any untrue statement of fact or omit to state any fact necessary in order to make the statements and information contained in this ss.4 not misleading.

            (bb) SEC REPORTS. The Company has timely filed, since March, 1996, all periodic and other reports required to be filed with the Commission and each exchange and state securities authority with which reports, notices and other materials are required to be filed. The Company has furnished to the Buyer true and correct copies of all such reports filed during the last three years.

      5. INCIDENTAL TRANSACTIONS. In addition to the purchase of the Shares on terms and conditions outlined herein, the following incidental transactions shall also be undertaken and effected at the Closing.

            (a) AMENDMENT TO ARTICLES AND RECAPITALIZATION. In order to enable the conversion of shares of Series A Preferred Stock, it is acknowledged that the capital structure of the Company must be reorganized. In this regard, simultaneously with the execution of this Agreement at the Closing, the Company will deliver the following documents:

                  (i) Minutes of the Board of Directors of the Company approving an amendment to the Articles of Incorporation in the form of Exhibit 5(a)(i) attached hereto and incorporated by reference herein, which form will be approved by the Buyer as the Series A Preferred Stockholder at the Buyer's discretion (which thereupon, after compliance with applicable securities laws, shall be filed as an amendment to the Company's Articles with the Delaware Secretary of State) (the "Articles of Amendment");

                  (ii) A consent action signed by the holder of a majority of the Common Stock and Class B Common Stock in the aggregate approving the Articles of Amendment;

                  (iii) The Articles of Amendment duly executed by the president and secretary of the Company and ready for filing, subject only to approval of the Holders of the Shares by delivery of a consent action authorizing the filing of the Amendment and to compliance with applicable securities laws which the Company is bound hereby to immediately undertake; and

                  (iv) Such other documents as the Buyer and its counsel determine are reasonable and necessary to effect the recapitalization contemplated by the Articles of Amendment (the "Recapitalization").

      It is acknowledged that in connection with the Recapitalization the Company will be required to provide to each holder of Common Stock and Class B Common Stock an information statement in compliance with Section 14 of the Securities Exchange Act. In this connection, promptly following the Closing of the transactions, the Company will undertake to prepare such information statement so as to fulfill each and every legal requirement in order to effect the Recapitalization, subject only to the delivery of a consent action signed by holders of a majority of the Shares.

            (b) BOARD OF DIRECTORS. As of the Closing, and effective immediately thereafter, the Board of Directors of the Company shall consist of not less than five (5) nor more than seven (7) directors including the nominees of the Buyer specifically identified on Schedule 5(b) attached hereto and incorporated by reference herein who shall fill vacancies created by resignations or increases in the size of the Board, all undertaken in a manner acceptable to the Buyer and its counsel simultaneously herewith, including ratification by the majority of the Common Stock holders and Class B Common Stock holders in the aggregate. As of the Closing, the Buyer shall have nominated and seated on the Board of the Company up to three directors, but not a majority of the Board. As soon as practicable following the Closing, the Company shall prepare and provide to all its stockholders (i) the Information Statement (as defined in Section 6(d) below) complying with Section 14 of the Exchange Act and the rules thereunder, and (ii) the notification required by Rule 14f-1 adopted under the Exchange Act, each of which shall be filed with the Commission in accordance with applicable rules. At such time as the applicable notice requirements have been fulfilled, the Buyer shall have the right to designate additional directors such that Buyer shall have at its sole discretion designated and have had elected to the Board a majority of the directors.

            (c) REGISTRATION RIGHTS. The Shares being acquired pursuant to this Agreement are being acquired in transactions exempt from the registration requirements of the Securities Act, specifically the transactional exemption of
Section 4(2) adopted under the Securities Act. However, it is acknowledged that the Shares to be acquired hereunder are convertible into shares of the Common Stock and Class B Common Stock of the Company. Following conversion, the Buyer shall have the demand and other registration rights set forth in the form of Registration Rights Agreement executed simultaneously with this Agreement providing for the registration under the Securities Act of the Common Stock and Class B Common Stock to be acquired.

            (d) NASDAQ NATIONAL MARKET LISTING. At such point in time as the Company meets the quantitative criteria for initial listing on the Nasdaq National Market, the Company shall use its best efforts to list the Company's Common Stock on the Nasdaq National Market.

            (e) SUBSEQUENT FINANCING. The Parties acknowledge that the Company may require additional financing to continue to expand its business. In this regard, the Buyer has agreed to undertake in a commercially reasonable manner such efforts as may be necessary to assist the Company in obtaining additional financing. Notwithstanding the foregoing, the Buyer's commitment shall be limited to undertaking those acts that are reasonable and appropriate given the financial and other capacity of the Buyer and shall not require the Buyer to make any further or additional investment in the Company. In addition, nothing herein shall prohibit or restrict the Company's right or ability to seek additional financing from such other sources the Company shall deem appropriate.

            (f) RIGHT TO PURCHASE WARRANT SHARES. The Company currently has warrants for 400,001 shares of Common Stock at an exercise price of $.78 per share outstanding (the "$.78 Warrants"). In addition to the conversion and preemptive rights attendant to the ownership of the Shares as set forth in the Certificate of Designation, the Buyer shall have the right to acquire additional shares of Common Stock upon the exercise of the $.78 Warrants or any other warrants or rights to subscribe to additional shares of stock not designated on
Schedule 4(b) ("Other Warrants"). If and when any of the $.78 Warrants or Other Warrants, if any, are exercised, the Buyer shall (i) be notified by the Company, within 5 days of the date of exercise, in writing of the exercise and the number of Shares to be sold, and (ii) the Buyer shall thereupon have 30 days from the date of such notice to acquire shares of Common Stock totaling one-half of the number to be issued upon exercise of the $.78 Warrants or Other Warrants, if any, at the same price per share as the respective holder of the applicable warrants. The shares of Common Stock so acquired shall be subject to the Registration Rights Agreement, if not then registered under the Act.

            (g) REPAYMENT OF LOANS AND COMPENSATION. At the Closing, the Company shall pay to Mr. John C. Walsh an amount equal to 50% of the Company's outstanding obligations to Mr. Walsh, including the loans and defined compensation set forth in Schedule 5(g) hereto (the "Walsh Obligations").

      6. POST-CLOSING COVENANTS. The Parties agree as follows with respect to the period following the Closing.

            (a) GENERAL. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 8 below).

            (b) TRANSITION. The persons identified on Schedule 6(c) will not take any action that is designed or intended to have the effect of discouraging any lessor, licensor, licensee, customer, supplier, or other business associate of the Company from maintaining the same business relationships with the Company after the Closing as it maintained with the Company prior to the Closing.

            (c) CONFIDENTIALITY. At the Closing, agreements shall be executed by those persons identified in Schedule 6(c), binding such persons to treat and hold in confidence all of the confidential information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to the Buyer or destroy, at the request and option of the Buyer, all tangible embodiments (and all copies) of the Confidential Information which are in their possession.

            (d) INFORMATION STATEMENT, AMENDMENT. Promptly following the Closing (within 45 days thereof), the Company shall prepare and file with the Commission and thereupon, in accordance with applicable rules, deliver to its stockholders of record an Information Statement (the "Information Statement") complying with Section 14 of the Exchange Act and the rules thereunder in order to effect the Amendment approved by the Buyer as the holder of all Shares of Series A Preferred Stock (and previously approved as of the Closing by the Common and Class B Common stockholders and the Board of the Company). Such Information Statement shall be coupled with the notice required by Rule 14f-1 adopted under the Exchange Act (referred to in Section 5(b) hereof) and otherwise be in form and substance acceptable to Buyer's counsel.

            (e) REPAYMENT OF LOANS AND COMPENSATION. The Company shall pay Mr. Walsh an amount equal to 25% of the Walsh Obligations within 90 days after the Closing Date (in addition to the amounts paid at the Closing) and an amount equal to 25% of the Walsh Obligations within 180 days after the Closing Date.

            (f) REGISTRATION STATEMENT. Promptly after the Closing Date, but in any event no later than 20 days after the delivery of the audited financial statements for the year ended September 30, 1997, the Company shall use its best efforts to file with the Commission and to have declared effective a Registration Statement on Form S-1 covering the resale of the shares of Common Stock set forth on Schedule 6(f).

      7.    INVESTMENT REPRESENTATIONS.

      The Buyer is purchasing the Shares to be acquired pursuant to this Agreement for investment purposes only and not with a view to the subsequent resale or distribution thereof. The Buyer acknowledges that the Shares to be acquired are "restricted securities" within the meaning of such term under Rule 144 adopted under the Securities Act and that such securities will not be capable of being freely resold. The certificates representing the Shares of Series A Preferred Stock shall include a legend substantially as follows:

            THE  SHARES  OF  SERIES  A  PREFERRED  STOCK   REPRESENTED  BY  THIS
            CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND UNLESS SO REGISTERED, THESE SHARES MAY NOT BE OFFERED OR SOLD

            EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. TRANSFERABILITY IS FURTHER LIMITED BY THE TERMS OF A SUBSCRIPTION AGREEMENT.

      8.    REMEDIES FOR BREACHES OF THIS AGREEMENT.

            (a) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).

            (b) INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE Buyer. In the event the Company breaches (or in the event any third party alleges facts that, if true, would mean the Company has breached) any of its representations, warranties, and covenants contained herein then the Company agrees to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Buyer may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

            (c) INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE Company. In the event the Buyer breaches (or in the event any third party alleges facts that, if true, would mean the Buyer has breached) any of its representations, warranties, and covenants contained herein, then the Buyer agrees to indemnify the Company from and against the entirety of any Adverse Consequences the Company may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Company may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

            (d)   MATTERS INVOLVING THIRD PARTIES.

                  (i) If any third party shall notify any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this ss.8, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

                  (ii) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, and (D) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

                  (iii) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 8(d)(ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

                  (iv) In the event any of the conditions in Section 8(d)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 8.

            (e) OTHER INDEMNIFICATION PROVISIONS. The foregoing indemnification provisions are in addition to, and not in derogation or in lieu of, any statutory, equitable, or common law remedy any Party may have for breach of representation, warranty, or covenant. In no event will the Buyer seek indemnity hereunder until Buyer's indemnity claims in the aggregate exceed $50,000.

      9.    MISCELLANEOUS.

            (a) PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. Other than the initially agreed to release attached as Schedule 9(a), no Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; PROVIDED, HOWEVER, that either Party may make any public disclosure they believe in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Party prior to making the disclosure).

            (b) NO THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

            (c) ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

            (d) SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns.

            (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.


            (f) HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

            (g) NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

      If to the Buyer:        Fountain Holdings, L.L.C.
                              c/o Mr. Joseph S. Schuchert
                              Eaglestone Capital Services, Inc.
                              400 Oceangate, Suite 1125
                              Long Beach, California 90802

      With a copy to:         Jeffrey D. Warren
                              Squire, Sanders & Dempsey L.L.P.
                              40 North Central Avenue, Suite 2700
                              Phoenix, Arizona 85004

      If to Company:          Fountain Pharmaceuticals, Inc.
                              7279 Bryan Dairy Road
                              Largo, Florida 33777
                              Attention: Mr. John C. Walsh

      With a copy to:         Stephen M. Cohen
                              Buchanan Ingersoll
                              Eleven Penn Center, 14th Floor
                              1835 Market Street
                              Philadelphia, Pennsylvania 19103-2895

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient against verifiable proof of such receipt by whatever customary means. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

            (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

            (i) AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Company. Unless specifically provided in writing signed by the Party, no waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

            (j) SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

            (k) EXPENSES. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

            (l) CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant.

            (m)   INCORPORATION  OF  EXHIBITS,   ANNEXES,  AND  SCHEDULES.   The
Exhibits, Annexes, and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

            (n) SPECIFIC PERFORMANCE. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each Party agrees that the other Party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

            (o) SUBMISSION TO JURISDICTION. Each of the Parties submits to the jurisdiction of any state or federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to this Agreement or the relationship of Buyer to the Company, and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement or the relationship created hereby, in any other court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.

                                      *****
      IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.


FOUNTAIN HOLDINGS, L.L.C.


By:
   ------------------------------------

Title:
      ---------------------------------



FOUNTAIN PHARMACEUTICALS, INC.


By:
   ------------------------------------
      John C. Walsh, President